SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☒	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

EMERGING VISION, INC.

(Name of Registrant as Specified In Its Charter)

HORIZONS INVESTORS CORP.

(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

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BENITO R. FERNANDEZ

July 6, 2004

Re:	Report of Institutional Shareholder Services Inc.

To all Shareholders of Emerging Vision, Inc.

I was extremely gratified and flattered to read the report issued by Institutional Shareholder Services Inc. (“ISS”). ISS reports that it is the world’s leading provider of proxy voting and corporate governance services and serves more than 950 institutional and corporate clients worldwide with its core business — analyzing proxies and issuing informed research and objective vote recommendations for more than 10,000 U.S. and 12,000 non-U.S. shareholder meetings each year. It considers itself to be the world’s leading authority on proxy issues and corporate governance. ISS’ vote recommendation for Emerging Vision’s directors is as follows:

Horizons’ Slate (Blue Card)	ISS Recommendation

Norman Greene	FOR

Joseph Rodriguez Erazo	FOR

Benito R. Fernandez	FOR

Herman Badillo	FOR

Aureo Ivan Cardona	FOR

Management’s Slate

Alan Cohen	Do Not Vote

Harvey Ross	Do Not Vote

Seymour G. Siegel	Do Not Vote

Joel L. Gold	Do Not Vote

Robert Cohen	Do Not Vote

Christopher G. Payan	Do Not Vote

I would be happy to make a full copy of the ISS report available to any shareholder who requests it. However, let me in this mailing provide you with the complete ISS Analysis section, which I have highlighted. To quote ISS:

“ISS Analysis

Replacement of the entire board, which is usually accompanied by replacement of management, is a major step that should be undertaken only when existing directors have clearly failed to perform their duties, and the dissident directors have developed a viable strategy for improvement. A review of the long term performance record for Emerging Vision while the Cohen brothers have been involved (either in a management capacity or as directors) shows that the company went public in December 1995 at $7.50 per share and currently trades at $0.16 per share as of June 30, 2004. Based on this record of long-term performance, we believe the track record of the Cohen brothers and their affiliation with the company demonstrates an inability to enhance shareholder value. The company has had some recent success improving its operating results through reducing overhead expenses, however, management had not evidenced a trend which would counter the long-term record.

In terms of the dissidents strategy, we view its plan as partial steps that would require more planning in the event the dissident slate of directors is elected. In meeting with ISS, Mr. Fernandez presented the basic elements of the strategy as a focus on growth through franchising and building a stronger management team. Further, by electing his slate of directors, the company would remove the Cohen brothers as directors and thereby eliminate the conflict of directors with competing interests. In our view, the key benefit for shareholders with the dissident strategy is the removal of the Cohen brothers. Company boards should not have members who operate or control entities that compete directly with the company whose board they serve. In meeting with ISS, management argues that the conflict is not a problem because the company only competes with the Cohen entities in 15 stores. In our view, minimizing the import o f the conflict by evaluating it in a materiality framework is not acceptable for shareholders. Having competitors serve on the board of a public company is never in the best interests of shareholders.

Conclusion: Electing directors is the most important stock ownership right that shareholders can exercise. The Cohens have overseen (either in a management capacity or as directors) a 98 percent decline in the shareholder value since the company went public in December 1995. In addition to the poor track record, the Cohens have a fundamental conflict of interest with shareholders through their ownership in three firms which compete directly with Emerging Vision – CFAO, GVS, and Vision World. The conflict cannot be cured through board policy addressing the conflict as management describes in the proxy materials. The dissidents are running on a platform which would eliminate the conflicts. We recommend supporting the dissident slate in order to remove shareholder conflicts and present an opportunity for new leadership.”

As an independent and objective group, ISS has reaffirmed what I have been saying to you – that I believe that this Company needs new leadership on the board. I am urging you to cast your proxy for my independent slate of directors. I need your support. Together we can make a difference. Please vote the BLUE proxy card that is enclosed as soon as possible. Thank you.

Very truly yours,

Benito R. Fernandez

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HOW TO VOTE:

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

1.	If your shares are registered in your own name, please sign, date and mail the enclosed BLUE Proxy Card to The Altman Group, Inc. in the postage paid envelope provided today.

2.	If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a BLUE Proxy Card with respect to your shares and only after receiving your specific instructions. Accordingly, please sign, date and mail the enclosed BLUE Proxy Card in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a BLUE Proxy Card to be issued representing your shares.

3.	After signing the enclosed BLUE Proxy Card do not sign or return the white proxy card. Remember – only your latest dated proxy will determine how your shares are to be voted at the meeting. If you voted a white proxy card and want to change your vote, you can do so now by sending in the BLUE proxy card.

4.	If you have any questions or need further assistance in voting your shares, please contact our proxy solicitor.

THE ALTMAN GROUP, INC.

1275 VALLEY BROOK AVENUE

LYNDHURST, NJ 07071

SHAREHOLDERS CALL TOLL FREE: 800-317-7962

BANKS AND BROKERS: 201-460-1200

Fax: 201-460-0050

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EMERGING VISION, INC. THIS PROXY IS SOLICITED ON BEHALF OF HORIZONS INVESTORS CORP. FOR THE ANNUAL MEETING OF SHAREHOLDERS, JULY 14, 2004		EMERGING VISION. INC. 7/14/04
	1.	☐	FOR ALL NOMINEES

The undersigned acknowledges receipt of Horizons’ proxy materials and revokes any prior proxy and hereby appoints Benito R. Fernandez, Joseph R. Erazo and Herman Badillo and each of them, attorneys and proxies, with power of substitution in each of them, to vote for and on behalf of the undersigned at the annual meeting of the shareholders of Emerging Vision to be held on July 14, 2004, and at any adjournment thereof, upon matters properly coming before the meeting, with respect to all of the shares of Capital Stock of Emerging Vision owned by the undersigned. Without otherwise limiting the general authorization given hereby, said attorneys and proxies and instructed to vote as follows:

Horizons is soliciting proxies from the holders of Capital Stock to elect the five individuals named below as directors at the Annual Meeting. Since Horizons is nominating individuals with respect to only five of the six Board seats, if you return a BLUE proxy card, you will not be able to vote for a nominee for the sixth Board seat.

		☐	WITHHOLD ALL NOMINEES

		☐	WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

ITEM 1—ELECTION OF CLASS I AND CLASS II DIRECTORS: --->>>		FOR	AGAINST	ABSTAIN	PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN “X” IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK ONLY

01) NORMAN GREENE (Class I Director)

02) JOSEPH RODRIGUEZ ERAZO (Class I Director)

03) BENITO R. FERNANDEZ (Class II Director)

04) HERMAN BADILLO (Class II Director)

05) AUREO IVAN CARDONA (Class II Director)

		[DO]	[NOT]	[USE]	SEE VOTING INSTRUCTIONS NO. ON REVERSE
BLUE PROXY
Discretionary authority is also granted to vote for the election of a substitute for any of said nominees who, for any reason presently unknown, cannot be a candidate for election.		[DO]	[NOT]	[USE]
ACCOUNT NO:
ITEM 2—Upon all such other matters as may properly come before the meeting and/or any adjournment or adjournment thereof, as they in their discretion may determine. Horizons is not aware of any such other matters.		[DO]	[NOT]	[USE]	CUSIP:

UNLESS OTHERWISE SPECIFIED IN THE SQUARES OR SPACE PROVIDED IN THIS PROXY, THlS PROXY WILL BE VOTED FOR EACH OF HORIZONS’ NOMINEES FOR DIRECTOR.		[DO]	[NOT]	[USE]	CONTROL NO:
CLIENT NO:
Please sign this proxy and return it promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you attend.		[DO]	[NOT]	[USE]

Please sign exactly as your name appears hereon. Give full title if an Attorney, Executor, Administrator, Trustee, Guardian, etc.		[DO]	[NOT]	[USE]

For an account in the name of two or more persons, each should sign, or if one signs, he should attach evidence of his authority.		[DO]	[NOT]	[USE]

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.		[DO]	[NOT]	[USE]

Please sign, date and mail the BLUE Proxy Card in the postage-paid envelope provided as soon as possible.		[DO]	[NOT]	[USE]

Even if you have already voted a white proxy card, you can still vote for Horizons’ nominees by signing and returning a later dated BLUE card. Only your latest dated proxy card will count.		[DO]	[NOT]	[USE]

ENTER YOUR VOTING INSTRUCTIONS AT 1-800-454-8683 OR WWW.PROXYVOTE.COM UP UNTIL 11:59 PM EASTERN TIME THE DAY BEFORE THE CUT-OFF OR MEETING DATE.

BLUE PROXY					PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR--->>> SHARES AT THE MEETING	☐

PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE: ☒					SIGNATURE(S)	DATE